Commitments and Contingencies	12 Months Ended
Mar. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies

11. Commitments and Contingencies

Legal matters

a) MOM Investigation in Relation to a Fatal Accident at Our Work Site

In 2019, A&P Maintenance was under contract to provide, among others, external façade cleaning services for an office tower. We appointed a sub-contractor, which in turn appointed its own sub-contractor, to carry out the façade cleaning works. The façade cleaning works were performed using a gondola. When not in use, the gondola was stored in a pit underneath floor slabs. When required for use, the floor slabs would be removed and the gondola would be elevated from the pit.

The façade cleaning works began in May 2019 and were expected to be completed by June 2019. In late May 2019, the works were halted due to an obstruction of the gondola tracks. During this time, the gondola was kept in the pit, however, part of the floor opening, around the gondola switch, was not covered.

The gondola pit was located in a rooftop area, where an independently owned bar was also located. In the early hours of June 9, 2019, a security officer working at the bar fell into the uncovered area of the gondola pit. The security officer died from the fall. The circumstances surrounding the fall were as follows: the security officer had been assigned to ensure that patrons of the bar did not enter a barricaded area (which included the area with the gondola pit). Two guests had pushed aside the barricades and entered the restricted area. Upon seeing the guests enter the restricted area, the security officer ran towards them. During this, the security officer accidentally fell into the uncovered area of the gondola pit.

Following the accident, the MOM commenced an investigation, which included interviews with certain of our management and employees. As a result of the said incident, two charges were brought against A&P Maintenance under Sections 20 read with Sections 14(3) and 14A(1)(b) of the WSHA, and one charge was brought against an employee of A&P Maintenance under Section 15(3A) of the WSHA. As of March 2, 2023, MOM has formally withdrawn its charge against the employee of A&P Maintenance. On 5 July 2023, A&P Maintenance pleaded guilty to the two charges. On August 18, 2023, a fine of $184 (S$245) was imposed on A&P Maintenance for the contraventions of the WSHA which has since been paid in full.

In addition to the foregoing, from time to time, the Company has become or may become involved in various legal proceedings and receives claims, arising from the normal course of business activities.

Performance bonds

Certain contracts require us to provide a surety bond as a guarantee of performance. As of March 31, 2025 and 2024, we had performance bond commitments totalling to approximately $8,409 (SGD 11,276) and approximately $8,141 (SGD 10,971) under which the surety (insurance company or bank) guarantees that the Company will perform in accordance with contractual obligations. These bonds are typically renewed annually and remain in place until the contractual obligations are satisfied. In general, we would only be liable for the amount of these guarantees in the event of default in our performance of our obligations under each contract, the probability of which we believe is remote. At March 31, 2025 and 2024, the group’s executive officer, Mr. Yew Jin Sng and Mr. Hansel Loo; and Mr. Jin Ngee Vernon Kwek had executed guarantees in favor of the sureties for indemnities amounting to approximately $6,460 (SGD 8,663) and approximately $6,203 (SGD 8,359).